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                                                                   EXHIBIT 10.26

                                                                     TRANSLATION


                SOLAR POWER PHOTOVOLTAIC MODULES SUPPLY CONTRACT

                                     between

              BAODING TIANWEI YINGLI NEW ENERGY RESOURCES CO., LTD.

                                       and

                               UNITEC EUROPA, S.A.



                                                               February 26, 2007



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Feb. 26, 2007, In Pamplona

                            Executing Representatives

Mr. Miao Liansheng, on one hand, adult, Passport No. G14218477, the president of Tianwei Yingli New Energy Resources Co., Ltd. (hereinafter referred to as "Yingli") which has its registered address at No. 3055 Middle Fuxing Road, Baoding, Hebei Province, PRC, has such rights and capacity to be the representative of Yingli under the name of such registered company;

Mr. Mao Ching Fu Lee, on the other hand, adult, ID No. 44.616.802-E, the sole manager of the Unitec Europa, S.A. (hereinafter "Unitec Europa") (located in Plaza Ramon y Cajal, 1-Bajo, Pamplona and registered in Navarra, Page No. 1 NA-16944, Volume 830, Taxation no. A-31/710783) has such rights and capacity to be the representative of Unitec Europa under the name of such registered company.

Both parties recognize that the representatives have sufficient capacity to execute and implement this Contract.

                                    Recitals

Whereas,

1. "Yingli" is a new energy resources company seeking to develop and produce solar power photovoltaic or PV modules and PV application systems;

2. "Unitec Europa" is a company engaging in coordination, procurement and sale of raw materials and spare parts of solar power generating equipments; and

3. "Unitec Europa" desires to market "Solar Power Photovoltaic Module Products" (hereinafter the "Products") of "Yingli".

Therefore, the Parties achieve agreement on terms and provisions of supply as follows:

                                   Provisions

I.   Goal

The goal of this Supply Contract is that "Yingli" shall supply 20 megawatts Model YL 170(23)P solar power modules or modules with higher power output (hereinafter the "Products").

The "Products" shall satisfy such specifications as specified in Exhibit I of this



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Contract and the error shall be limited within +/- 3% of output power of each solar power module.

All modules shall be equipped with positive and negative lead wires of 120-centimeter length which are available for quick connection.

II.  Time and Conditions of Delivery

2.1. Time of Delivery

Commencing on March 1, 2007 and ending on November 30, 2007, "Yingli" shall supply to "Unitec Europa" the "Products" in accordance with terms and provisions of this Contract and deliver the Products according to the following schedule:

--------------------------- --------------------------- -----------------------
          Month                  Wattage in total             % deliverd
--------------------------- --------------------------- -----------------------
January                                 -                         -
--------------------------- --------------------------- -----------------------
February                                -                         -
--------------------------- --------------------------- -----------------------
March                                        1,000,000            5%
--------------------------- --------------------------- -----------------------
April                                        1,000,000            5%
--------------------------- --------------------------- -----------------------
May                                          2,000,000           10%
--------------------------- --------------------------- -----------------------
June                                         3,000,000           15%
--------------------------- --------------------------- -----------------------
July                                         3,000,000           15%
--------------------------- --------------------------- -----------------------
August                                       3,000,000           15%
--------------------------- --------------------------- -----------------------
September                                    3,000,000           15%
--------------------------- --------------------------- -----------------------
October                                      2,000,000           10%
--------------------------- --------------------------- -----------------------
November                                     2,000,000           10%
--------------------------- --------------------------- -----------------------
December                                -                         -
--------------------------- --------------------------- -----------------------
                 Total                  20,000,000           100%
--------------------------- --------------------------- -----------------------

2.2. Conditions of Delivery

At the time of delivery, the following conditions shall be satisfied for delivery:

     (i)  Package

     Each module shall be distinguished by a serial number on the bar code and numbers on its back and sides;

     Each panel shall have ten (10) modules and can be mounted in three (3) layers. Each panel shall have a serial number for distinguishing;

     Panels of three levels of power output shall be used for delivery of modules. Numbers shall be labeled on the panels by a large piece of adhesive paper which shall be affixed to a apparent and distinguishable place; and



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     The modules shall be packed in accordance with the following standards: 25%
     modules supplied by the supplier shall meet class I power output; 50% class II power output; and 25% class III power put. The specific classifications of power output will be agreed upon by the parties before the first batch of PV module has been completed.

     (ii) Delivery

     The point of delivery shall be the Port of Bilbao, Spain.

     Delivery shall not be deemed to be complete until the power curve for all modules supplied has been received at the same time of delivery.

III. Price and Payment

3.1. Price

The price for a single module supplied is two point eight three Euro per watt (EURO2.83/w) exclusive of value-added tax or VAT. The Price in total is fifty six million six hundred thousand E (EURO56,600,000) exclusive of value-added tax.

This price is fixed and not subject to renegotiation.

When paid, this price may increase as legitimate and valid VAT increases.

3.2. Payment

The price agreed shall be paid by ninety-day promissory notes or P.N. Such notes shall be issued in accordance with the following schedule based on invoices:

------------------------------------ --------------------------- ----------------------------------------
      Date of Invoices/ P.N.            Expiry Date of P.N.          % delivered (including 16% VAT)
------------------------------------ --------------------------- ----------------------------------------
             07/02/07                         07/05/07                                EURO  3,282,800.00
------------------------------------ --------------------------- ----------------------------------------
             07/02/07                         07/05/07                                EURO  3,282,800.00
------------------------------------ --------------------------- ----------------------------------------
             07/03/07                         07/06/07                                EURO  6,565,600.00
------------------------------------ --------------------------- ----------------------------------------
             31/03/07                         31/06/07                                EURO  9,848,400.00
------------------------------------ --------------------------- ----------------------------------------
             30/04/07                         30/07/07                                EURO  9,848,400.00
------------------------------------ --------------------------- ----------------------------------------
             31/05/07                         31/08/07                                EURO  9,848,400.00
------------------------------------ --------------------------- ----------------------------------------
             30/06/07                         30/09/07                                EURO  9,848,400.00
------------------------------------ --------------------------- ----------------------------------------
             31/07/07                         31/10/07                                EURO  6,565,600.00
------------------------------------ --------------------------- ----------------------------------------
             31/08/07                         30/11/07                                EURO  6,565,600.00
------------------------------------ --------------------------- ----------------------------------------
                              Total                                                   EURO 65,656,000.00
------------------------------------ --------------------------- ----------------------------------------



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All invoices shall include respective VAT.

IV.  Warranty of Products

"Yingli" guarantees that the Products supplied satisfy specification requirements as provided in Exhibit I, and provides warranty as provided in
Exhibit II.

Such warranty shall supersede any separate, explicit or implicit warranty, including (without limitation) any commercial or other warranty. Such commercial or other warranty, if any, is not the scope of warranty provided hereunder.

V.   Term of the Contract

This Contract shall be effective upon execution by both parties and remain effective until completion of delivery of all Products. "Yingli" guarantees to complete delivery before November 30, 2007.

This Contract may be renewed by both parties in writing subject to written agreement between both parties and without violation of this Article V.

VI.  Arbitration

Without violating applicable laws, provisions of this Contract are subject to following arbitration:

6.1. "Unitec Europa" may, before the term of this Contract ends and only in case of accumulative occurrence of the following events, submit for arbitration under this Contract: (i) "Unitec Europa" requires "Yingli" to deliver Products through corresponding orders in accordance with this Contract while "Yingli" fails to do so, (ii) "Unitec Europa" sends to "Yingli" a report about such failure, and
(iii) "Yingli" does not correct such "breach of contract" within ninety (90) days after the date receiving such report. In case that "Yingli" has corrected the alleged "breach of contract" about delivery, such "breach of contract" shall be deemed to have been corrected and "Unitec Europa" shall not submit for arbitration under this Contract.

6.2 In case that "Unitec Europa" fails to perform its obligation to pay or any other obligations provided under this Contract, and "Unitec Europa" fails to correct its "breach of contract" within ninety (90) days after the date receiving written notice, "Yingli" may submit for arbitration with respect to this Contract.

VII. Termination of Contract

Any party may not assign or transfer in whole or in part its rights and obligations under this Contract to any third party without prior explicit written authorization by



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the other party.

Without prejudice to preceding paragraph, "Unitec Europa" may transfer its rights and interests under this Contract to another company that is a parent or subsidiary of the group "Unitec Europa" belongs to, provided that, a written notice shall be provided to the other party in advance.

VIII. Notice

Any effective notice between the parties shall be made to specified addresses and such representatives as follows:

Baoding Tianwei Yingli New Energy Resources Co., Ltd.

Representative: Mr. Miao Liansheng
Address: No. 3055 Middle Fuxing Road, Baoding, Hebei Province, PRC
Telephone: 0086-312-3100512

Unitec Europa, S.A.

Representative: Mr. Mao Ching Fu Lee
Address: Plaza Ramon y Cajal, 1, 31008 Pamplona
Telephone: 0034-948 26 30 36

IX.  Applicable Law and Substance of Contract

This Contract is consistent with and shall be construed in accordance with common laws of Spain.

The substance of this Contract it commercial contract which is governed by its own provisions as well as commercial laws and special regulations applicable to it.

X.   Settlement of Disputes

The parties shall settle any dispute in the principle of providing high-quality products and compliance with the contract and warrant to fulfill the contract.

In case that there is any dispute on interpretation, performance, breach or termination of this Contract that cannot be settled friendly, the parties may seek remedies any relevant coordinating authority which shall be limited to judges and courts in Pamplona.

The parties have achieved agreement upon above provisions and signed on this Contract on the date first set forth above. This Contract is executed in two



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counterparts, each of which shall have the same legal effect.



BAODING TIANWEI YINGLI NEW ENERGY RESOURCES CO., LTD.


/s/ Miao Liansheng
---------------------


UNITEC EUROPA, S.A.

/s/ Mao Ching Fu Lee
---------------------



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